عقـــد العمـــل

Contract No : A3F2947EAA692 رقم العـقد:
Card No : 5008 رقم المنشأة:

This Contract Was Made on: 01-01-2005 In Abu Dhabi

أنه في يــوم : السبت الموافق: 2005-01-01

في إمارة: أبو ظبي تم الإتفاق بين كل من:

IN001099135AE

A. FIRST PARTY — أ) الطرف الأول

Company / Est : CITY MIX L.L.C — منشــأة / الكـفيل : سيتي مكس ذ.م.م
Nationality : EMIRATES — وجنسيتها / جنسيته: الامارات
Address : ABU DHABI - MUSAFFAH — وعنوانها / عنوانه : ابوظبي/ المصفح م 35 رقم 31 بناية المصنع
Represented by: MUBARAK SAHMI J. AL AHBABI — ويمثلــها / يمــثله : مبارك سحمى جابر الاحبابى

B. SECOND PARTY — ب) الطرف الثاني

Mr. / Mrs : ANDREI KHARLANOV — الـسيد / الـسيدة : آندريه خار لانوف
Nationality : RUSSIA — وجنسيته / جنسيتها: روسيا
Passport No: 511118153 — جــواز سفر رقــم: 511118153

Now therefore the parties declared having full capacity to contract and mutually agreed as follows:	وقــد أقــر الطرفان بأهليتهما الكاملة للتعاقد واتفقا بالتراضي على مايلي :
1) That the Second party accepts to work for first party as **GENERAL MANAGER** in the U.A.E. For a basic salary 13500 Per MONTH **therteen thousand five hundred dirhams**	1) أن يعمــل الطــرف الثــاني لــدى الطــرف الأول بمهنــة مدير عام بدولــة الإمــارات وذلك نظير راتب أساسي قدره 13500 شهريا ثلاثة عشر ألفا و خمسمائة درهما
2)The duration of this Agreement shall be (Unlimited) As from 01-01-2005 :to	2) تكــون مــدة هــذا العقد:(غير محدد) وتبدأ اعتبارا من: 2005-01-01 الى:
A- The two parties hereto have agreed that the Second party shall be subject to a probation period of ____ months (provided that the probation shall not exceed six months from the beginning of employment).	أ) وقد اتفق الطرفان علىأن يعمل الطرف الثاني لمدة ___شهور تحت الاختبار (على ألا تتجاوز مدة الاختبار ستة شهور من بداية عقد عمل الطرف الثاني لدى الطرف الأول)
B- The limited employment agreement expires on the date of expire thereof, but in case the two parties continue to execute the agreement then it shall be considered as renewed for an extra period of one year from the date of expire thereof on the same terms and conditions.	ب) ينــتهي عقد الــعــمــل المــحدد المــدة بانــتهاء مدته. فإذا استمر الطرفان فــي تنفيذه اعتبر الــعــقد مجــددا لمدة سنة واحدة اعتبارا من تــاريــخ انــتــهاء العقد وبذات الشروط الواردة فيه.
3) The First Party shall bear the cost of air ticket at the time of commencing work and also the cost of one ticket home at the time of terminating the Employment Agreement.	3) يتحمل الطرف الأول تذاكر السفر عند بدء العمل وكذلك العودة عند إنتهاء العقد.
4) The First Party may terminate the services of Second Party immediately and without notice in case the Second party violates Clause (120) of the Fedral Law No(8) of 1980 in respect of the organizing of Labour Relation and as conditions provided there in And also as provided in Clause (88) there of.	4) يجــوز للــطرف الأول أن يفصل الطرف الثاني دون إنذار في أي من الحالات المنصوص عليها في المادة120من القانون الإتحادى رقم 8 لسنة 1980 في شأن تنظيم علاقات العمل وتعديلاته وبالشروط الموضحة بها وكذلك في الحالة التي نصت عليها المادة 88 من القانون ذاته.
5) Provisions of Federal Act No.(8) shall be applicable in respect of end of service gratuity and shall also be applicable for other conditions which are not provided for herein.	5) تسري أحكام القانون الاتحادي رقم (8) لسنة 1980 فيما يتعلق بمكافأة نهاية الخدمة وكذلك بالنسبة للشروط الأخرى والتي لم ينص عليها العقد.
6) This Agreement is made in 3 copies. First copy retained with the Ministry (Labour Dept.) at the time of attesting the agreement each party hereto shall have one copy to act according whenever necessary...	6) حرر من هذا العقد ثلاث نسخ تودع النسخة الأولى لدى الوزارة (قطاع العمل) عند التصديق على العقد ويتسلم كل طرف نسخة للعمل بموجبها عند اللزوم.

Contract No : **A3F2947EAA692** :رقم العــقد

IN001099135AE

7) The First Party is obligated to grant the Second Party an annual leave with pay for **30** days (provided that the annual leave shall not be less than thirty days).

7) يلتــزم الطرف الأول بمنح الطرف الثاني إجازة دورية مدفوعة الأجر مدتها (**30**) يوما سنويا(يجب ألا تقل عن ما جاء به القانون).

8) Other allowances granted to the Second Party:

8) ميــزات أخــرى للطرف الثاني:

A- Accommodation All.: 3000 — أ- بدل سكـــن : **3000**

B- Transportation All. : / — ب- بدل مواصلات: /

C- Others : 1- — ج- أخرى: 1-

2- — 2-

3- — 3-

4- — 4-

Basic Salary : **13500** : الراتب الاساسى

Total Salary With Allowance : **16500** : مجموع الراتب والبدلات شهريا

9) Other Conditions :

9) شــروط أخــرى:

A. — أ-

B. — ب-

10) Daily working hours are (**8**) hours only, and shall not exceed forty eight hours weekly. In case of shops, hotels, restaurants and watchmen, the working hours shall be nine hours per day.

10) ساعات العمل اليومية (**8**) ســاعــات ولا تــزيد عن ثماني وأربعين ساعة أسبوعيا وتكون تســع ساعات يوميا في حالة المحــلات والــفنادق والمقاصف وأعمال الحراسة.

دولة الإمارات العربية المتحدة
وزارة العمل الشؤون الإجتماعية
848

SECOND PARTY توقيع الطرف الثاني (المكفــول) **X**

أندريه خار لانوف

City Mix Concrete
city mix
P.O. BOX 47427, Abu Dhabi, U.A.E.

FIRST PARTY توقيع الطرف الأول (الكفيـــل) **X**
+ الختم

سيتي مكس ذ.م.م

D2947-A5 : رقم التصريح

D0B83S205EA49VB3C08 / A3F2947EAA692

يعتبر الطلب لاغيا في حالة وجود أي شطب أو تعديل.

الإستمارات الذكية الإصدار رقم 5.00

.BROTHERS TYPING & PHOT